UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2025

60 DEGREES PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41719	45-2406880
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1025 Connecticut Avenue NW Suite 1000, Washington, D.C.	20036
(Address of registrant’s principal executive office)	(Zip code)

(202) 327-5422

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SXTP	The Nasdaq Stock Market LLC
Warrants, each warrant to purchase one share of Common Stock	SXTPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 8, 2025, 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (the “Company”), held its virtual 2025 Annual Stockholders Meeting (the “Meeting”).

As of the close of business on August 29, 2025, the record date for the determination of stockholders entitled to vote at the Meeting, there were 4,104,469 shares of the Company’s common stock, par value $0.0001 per share, issued and outstanding, with each share entitled to one vote on each proposal at the Meeting. At the Meeting, the combined holders of 1,658,818 shares of the voting stock entitled to notice of and to vote at the Meeting were represented in person or by proxy, representing approximately 40% of the outstanding voting shares, and thereby a quorum pursuant to the Delaware General Corporation Law and the amended and restated bylaws of the Company was present for the transaction of business at the Meeting.

The final results for each of the matters considered at the Meeting were as follows:

1.	To elect five (5) directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Geoffrey Dow

Votes For	Votes Against	Broker Non-Votes
487,937	45,962	1,124,919

Charles Allen

Votes For	Votes Against	Broker Non-Votes
489,104	44,795	1,124,919

Cheryl Xu

Votes For	Votes Against	Broker Non-Votes
472,646	61,253	1,124,919

Stephen Toovey

Votes For	Votes Against	Broker Non-Votes
473,602	60,297	1,124,919

Paul Field

Votes For	Votes Against	Broker Non-Votes
473,886	60,013	1,124,919

The affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote was required for approval. The proposal was approved.

2.	To approve an amendment to the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance by 250,000 shares.

Votes For	Votes Against	Abstentions
419,046	111,332	3,521

The affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote was required for approval. The proposal was approved.

3.	Approval of an amendment to the certificate of incorporation, as corrected, of the Company, to effect a reverse stock split of the common stock at a reverse stock split ratio ranging from 1:3 to 1:10 inclusive, as determined by the Board of Directors of the Company in its sole discretion:

Votes For	Votes Against	Abstentions
1,251,152	401,118	6,548

The affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote was required for approval. The proposal was approved.

4.	To ratify the selection by the Company’s Board of Directors of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025

Votes For	Votes Against	Abstentions
1,440,287	40,287	177,704

The affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote was required for approval. The proposal was approved.

5.	To approve adjourning the Annual Meeting, if necessary, to solicit proxies in the event there are not sufficient votes in favor of the Director Election Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal at the time of the Annual Meeting.

Votes For	Votes Against	Abstentions
1,387,064	262,466	9,288

The affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote was required for approval. The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

60 DEGREES PHARMACEUTICALS, INC.

Date: October 10, 2025	By:	/s/ Geoffrey Dow
	Name:	Geoffrey Dow
	Title:	Chief Executive Officer and President

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